

Elephant Talk Communications Inc.

Investor Presentation

NASDAQ-OTC : ETAK

Safe Harbor Statement

The attached presentation was filed with the Securities and Exchange Commission ("SEC") as part of the Form 8-K filed by Elephant Talk Communications, Inc. ("Elephant Talk") on October 14, 2008. Elephant Talk is holding presentations for its stockholders as well as other persons who might be interested in purchasing Elephant Talk's securities. A copy of the complete presentation is available on the SEC's website at (http://www.sec.gov). This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Elephant Talk. Forward-looking statements are based largely on expectations and projections about future events and future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements can be identified by terminology such as "anticipate," "believe," "could," "could increase the likelihood," "estimate," "expect," "intend," "is planned," "may," "should," "will," "will enable," "would be expected," "look forward," "may provide," "would" or similar terms, variations of such terms or the negative of those terms. Elephant Talk's actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward-looking statements. This presentation includes annualized revenue models and pro forma financial information that is based upon assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from expectations. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Elephant Talk's filings with the SEC. Elephant Talk's filings with the SEC are accessible on the SEC's website at (http://www.sec.gov). Forward-looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date they are made.

Who is Elephant Talk?

- A well positioned international telecom and systems enabling operator,
- Fully focused at servicing the global telecom & multimedia industry by being their preferred outsourcing partner,
- facilitating the distribution of all forms of content, as well as sophisticated mobile and fixed-telecom services

Unique Value Proposition to B2B Customers

- Build it your way
  - ETAK offers a full suite of Telecom Products and Services - Telco-blocks.
  - By choosing and combining different Telco-blocks our clients create customized consumer offerings through our turnkey platform
- ETAK's Telco-blocks
  - Voice services
  - Data/Media Services
  - Mobile Services
  - VoIP Services
  - Network services
  - WiFi Services
  - CRM – Billing Services
  - Wholesale Services





Build your own proposition





Build it your way with Elephant Talk

Why Elephant Talk?

ElephantTalk

- Niche Market Opportunity in a High Growth Industry
- Strong Management/Insider Commitment
- Determined and Proven Successful Management
- Solid Balance Sheet
- Fully focused on B-to-B, as Preferred Outsourcing Partner
- Top Major International Telecom Customers
- High Shareholder Equity Growth Potential

Elephant Talk Market Position

Elephant Talk positions itself as the preferred MVNE (Mobile Virtual Network Enabler) to global mobile operators like T-Mobile, part of Deutsche Telecom, and Vodafone, two of the world's largest telecom companies, offering:

- A wide range of Mobile Enabling/Enhancing Services
- Through Sophisticated, Proprietary Technology
- Supported by Multi-Country Operations, with a
- Focus on B-to-B, Outsourcing/Partnering Strategy

Next to this, ETAK offers a full range of standard telecom services

- Carrier (pre)Select, Dial-Around, PPCC and VoIP Capabilities
- Toll Free, Shared Cost and Premium Rate Services
- Content Distribution, Streaming & Codec Services
- Billing, Customer Relationship Management Services
- Intelligent Network Services

Elephant Talk as MVNE

- Full Mobile Virtual Network Enabler with an international roadmap
- Intermediary between Mobile Network Operator and Mobile Virtual Network Operator
- A Mobile Service Platform to connect many MVNO's
- An international network to efficiently distribute telecommunication services



MNO
Wholesale Radio Network
Elephant Talk
·Mobile Service Platform
· CRM & Billing
· Fulfillment (logistics/distribution)
· Customer Care
·Wholesale Radio Network License
·Additional Services
Wholesale Radio Network & Additional Services
Sales & Marketing MVNO I
Sales & Marketing MVNO II
Sales & Marketing MVNO III
Sales & Marketing MVNO IV

Wireless Industry Trends

- Significant Emphasis has Shifted Away From Network Quality toward Handset Functionality, Form Factor and Limitless Capabilities of Broadband Connectivity
- As Wireless Handsets Effectively Become "3rd Screens", Value to Subscribers Continues to Shift from Transport to Content, Interactivity and Applications
- Smartphone's, Increased Bandwidth, Open-Walled Application Environments and Niche Operators Will Proliferate at an Accelerated Rate
- Wireless Operators will Bifurcate Voice and Data Networks as 700Mhz and Other Spectrum is Built Out – Eager to Fill Massive Network Capacity and $20B Cost of Spectrum

Elephant Talk Opportunity

ElephantTalk

- Carriers Require Savvy Landline, Content and Facilities-Based Partners to Deploy and Serve Niche Wireless Telecom Operators They Cannot Efficiently Serve
- Economic Realities and Equity Markets Will Force Niche Operators to Partner with Facilities-Based Enablers to Reduce Operational Build-Out and Business Model Risk
- Consumer & Enterprise End-User Subscribers Will Require Enhanced Interactivity, Technical and Application Support That Carriers Cannot Provide
- Niche Telecom Operators Will Establish Subscriber Bases Characterized by Entrenched, ARPU-Stable, Low-Churn, "Sticky" Users
- ETAK is positioned to offer them all the required, enabling services

MVNO/E's and The Mobile Value Chain

ElephantTalk


Radio Access & Transmission
Switching & Network Elements
Content & Specialized Applications
CRM & Billing
Marketing, Branding & Sales
ET
Light MVNO
ET
ET
ET
Full MVNO

Market Trends: Continued Growth

ElephantTalk

The Telecom Industry is characterized by Upward trending growth



World Revenue Forecasted Trend, (US$ billion)
1,200
1,000
800
600
400
200
0
Mobile
Fixed
Internet
2005
2006
2007F
2008F
2009F
2010F
2011F

Source: Finergy Consulting Analytics

- Significant Fragmentation among companies selling telecom services, including MVNO's (Mobile Virtual Network Operators)
- Significant Consolidation among companies operating networks, including MNO's (Mobile Network Operators)
- Tremendous, pent-up demand for intermediate integration partnership to facilitate more rapid deployment and lower-risk launches

Why Elephant Talk is Unique

- High level of Systems Integration
- Value-Added Partner to Carriers and Operators Alike
- Global Footprint, Agnostic Network
- Centralized Operational Structure – Streamlined Overhead
- Leveraged, Proven Infrastructure with Reduced Risk and Overhead

Interconnects & Technology Partners

ElephantTalk

Telekom Austria
swisscom
BT
kpn
COLT
belgacom
Telecom Italia
Telefónica
Batelco
versatel – A COMPANY WITHIN THE TELE2 GROUP
Red Eléctrica de España
orange
ETEL – Motion Technology
BT Albacom
UTS – United Telecommunications Services
3U TELECOM
TELES – Communication Systems
T-Systems – Business flexibility
n9uf
Sagem Télécommunications – SAFRAN Group
Level(3) Communications
vodafone
blueslice networks
Performance Technologies
telesoft – A Bharti Enterprise
SingTel – asia's leading communications company
PCCW 電訊盈科
T-Mobile – simply closer

Where Elephant Talk Operates

ElephantTalk

ETAK is present in most European countries. The switching network is physically connected to any local incumbents network.



ETAK, including pending acquisitions
ETAK VoIP/Media Platforms
ETAK Planning
Hannover
Moscow
London
Amsterdam
China
Barcelona
Hong Kong
Curacao
Miami
Bahrain
Brazil
South Africa
New Zealand

ETAK's Business Operating Support System (BOSS)

- **BOSS,** ETAK's core system, boasts State of the Art flexibility and a dynamic feature set that ensures rapid, low-cost deployments.

- The Core Modules have been designed to address all the major business processes of ET or a partner.
  - CRM
  - Billing
  - Payment
  - Provisioning
  - Self Care
  - Sales & Marketing
  - Revenue Assurance
  - Control

- The Satellite Modules are unique and tailored to local situations.



Trouble Ticketing
Customer Management
Data Mining & Profiling
Mobile
Carrier (Pre)Select
Premium Rate &
Toll Free Services
Rating Management
Bill Mediation
Invoicing
Prospect
Management
Sales Management
Analyzer
Dashboard
Reporting
Quality Analysis
Quality Control
Credit Card
Direct Debit
PayPal
Switches
HLR (mobile)
Porting
Credit Management
Credit Control
Fraud Management
Routing Analysis
•CRM
•Self Care
•Billing
•Sales & Marketing
•Control
•Payment
•Provisioning
•Revenue Assurance
ET-
BOSS

ETAK's Unique Competitive Advantages

- ETAK is the first to create and offer:
  - Streamlined network with intelligent switches on a global scale
  - Relentless focus on Systems Integration for non-complex, easy of use
  - Turnkey global distribution network
- ETAK's Low Cost Pricing Advantage vs. Competition:
  - One Network, One System
  - Single layer of management, one overhead structure
- ETAK's Specialization: Business to Business focus with:
  - User Friendly Interfaces ('Dashboard')
  - Centralized Customer Recognition & Management Tools
  - One set of Financial Controls
- ETAK's Global Infrastructure vs. Local Infrastructure of Competitors:
  - Facilities in 4 continents based on Proprietary Software & Systems
  - Eliminates obstacles caused by borders, networks, devices, or media

Execution of Strategy

ElephantTalk

- Expansion of Geographical Footprint
  - USA, Canada, Caribbean, Greater China
  - Portugal, Turkey
  - Jordan, Oman
- Adding Additional Mobile/Wireless Overlays to Our Existing Footprint
  - T-Mobile Netherlands, Vodafone Spain (in progress)
  - Wireless Broadband: JV Caribbean (UTS), JV ME&A, JV Netherlands
  - Partnering global Players like T-Mobile, Orange, Vodafone, Hutchinson
- Expanding systems capabilities
  - Build up Network Operating Center in Guangzhou
  - Acquisition Infitel IN Platform, JV Moba,
  - New Release Billing/CRM/IN, additional staff

Revenue Model MNO-MVNE-MVNO

ElephantTalk

Based on MVNE revenues of $ 1,50 per SIM per month and MVNO revenues of $ 20 per SIM per month, ET may expect

Total Annualized Revenues & Margin for Spain after 1 year:

- Annualized Revenues $ 9.3m for ETAK
- Annualized Gross Margin $ 5.3m for ETAK

Total Annualized Revenues & Margin for Netherlands after 1 year:

- Annualized Revenues $ 13.8m for ETAK
- Annualized Gross Margin $ 4.8m for ETAK

General Revenue Model ETAK

ElephantTalk

- Fixed Network Outsourcing Services
  - Sufficient Revenues & Margin to cover all related overheads
  - Global Revenues will grow to $ 15-20m per month
  - Overall Gross Margin 4%; $ 600-800k per month
- Mobile Network Outsourcing Services
  - Revenues per MVNE Platform will grow to $ 2.5m per month
  - Gross Margin per MVNE Platform will grow to $ 1m per month
- Objectives for the next 3 to 4 years
  - Fixed line presence in 25 countries
  - MVNE Platform in 10-15 countries
  - Revenues will grow to $ 40-45m/month
  - Gross Margin will grow to $ 10-11m/month
  - EBITDA will grow to $ 7-8m/month

Corporate Mission

To drive profitability and shareholder value as the premier global network systems integrator for niche telecom operators

ElephantTalk

Proven Industry and Entrepreneurial Experience

Steven van der Velden, Chairman & CEO
Bruce Barren, Vice-Chairman & Independent Director
Roderick de Greef, Independent Director
Yves van Sante, Director
Johan Dejager, Director
Willem Ackermans, Director and CFO
Martin Zuurbier, Director and CTO

Alex Vermeulen, Secretary and Legal Counsel

Alexander Lancee, Chief Marketing Officer
Mark Nije, General Manager Europe
Mazen Al Haddad, General Manager Middle East & Africa
Stan Lee, General Manager and CFO Far East

Independent/Non-Management Board:

4 of 7 Members are currently Independent and/or Non-Management Directors
Next year majority of Board will become Independent

Balance Sheet Estimates September 30 2008

ElephantTalk

Pro Forma US$ (unaudited and not reviewed)	Sept 30 2008 Pro Forma[1]
Cash	4.845.568
Other Current Assets	6.647.952
Total Current Assets	11.493.520
Property and Equipment - Net	3.696.046
Intangible Assets - Net	11.773.692
Total Assets	26.963.258
Total Current Liabilities	8.238.200
Other Liabilities (bank HKG)	1.450.000
Minority Interest	171.144
Stockholders'Equity (Deficit)	17.103.914
Total Liabilities & Shareholders' Equity	26.963.258

[1] Based on $4.1m additional equity raised in Q3 which has been received by September 30, 2008, $1.5m cash loss, $0.5m funding fees, $1.0m investments less $ 0.7m depreciation, plus issuing $ 5.26m in shares for existing share obligations

ETAK's Unique Intangible Assets

We have built our global, fully integrated switching/network management/billing/CRM/IN platform for both fixed and mobile/wireless access

According to industry experts, ETAK has at least a 2-year lead time over any of its competition in providing a turnkey resale telecom platform to enable the next generation of niche operators.

ETAK has greater than $55M in infrastructure, deployment, licenses and connectivity in place and producing considerable revenues.

Financial Highlights After Restructuring

- Basically debt free balance sheet, except trade debt
- Two promissory notes have been converted
- Acceptable debt:equity ratio post restructuring
- Estimated 2008 revenues of $55-60M



Annual Revenues
58% CAGR
$ Millions
600
500
400
300
200
100
0
47
60
127
201
319
505
2007A
2008E
2009E
2010E
2011E
2012E

Excluding largest acquisition under negotiation. Source: Company.

Market Valuation Outlook

ElephantTalk

Comparable valuations

- Recent transactions 1.0x to1.5x times multiple of revenues
  In 2006: Virgin Mobile MVNO sold at ~1.5x annualized revenues to NTL[1]
  In 2007: Danish MVNO sold at 1.0x revenues to TeliSonera[2]
- ETAK 2008 revenues (estimated to be $80M, including pending acquisitions; without major acquisitions $55-60M) vs 2007 revenues ($47M) = 70% growth
- ETAK projecting 58% per annum (CAGR[3]) during next four years
- At 2 x P/S ETAK Potential valuation in 3 to 4 years = $600M to $1B

[1] Atlantic-ACM, [2] Telebusillis, [3] Compound Annual Growth Rate.

Why Elephant Talk?

Anticipated High Shareholder Return - Capital Appreciation

Why - Elephant Talk's Formula For Success!

Capturing Telecom Market Opportunity and Corporate Positioning

Management / Insiders' Investment and Determination